UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22380

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund (EXD)

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes quarterly cash distributions equal to $0.350 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2014

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	17

Federal Tax Information	18

Dividend Reinvestment Plan	19

Management and Organization	21

Important Notices	24

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on January 1, 2014, municipals turned a corner, ending a selloff that had begun in May 2013. During the 12-month period ended December 31, 2014, municipals rallied back from 2013 lows as investors moved money back into the municipal market.

Contrary to what many investors had expected, longer-term Treasury rates declined in 2014 with municipal rates following. As the U.S. economy continued to experience moderate but below-trend growth and low inflation, fixed income investors became increasingly concerned about the much weaker growth rates of European and other international economies. As a result, global interest rates fell, creating strong demand for U.S. Treasurys and putting downward pressure on U.S. interest rates, despite the end of the Fed’s asset purchase program in October 2014.

During the fourth quarter of 2014, plummeting oil prices caused by increased supply and weakening demand heightened investor concerns about slowing growth overseas, putting further downward pressure on U.S. rates.

As investors searched for yield in a low-interest-rate environment, longer dated and lower credit quality bonds were the best performers. During the final three months of the period, municipal bonds, which had outperformed Treasurys since the beginning of 2014, underperformed Treasurys but still delivered positive returns, as measured by the Barclays Municipal Bond Index2, a measure of the overall U.S. municipal bond market. For the one-year period as a whole, the municipal yield curve flattened: Maturities shorter than five years saw a slight rise in interest rates, while rates in the five-year area of the curve were virtually unchanged and longer-term rates declined.

Fund Performance

For the fiscal year ended December 31, 2014, Eaton Vance Tax- Advantaged Bond and Option Strategies Fund (the Fund) had a total return of 2.67% at net asset value (NAV), outperforming the 0.03% return of the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index).

The Fund combines two complementary, uncorrelated strategies: a short-duration5, high credit quality6 Bond Strategy and a rules-based Option Overlay Strategy. Both strategies are designed to provide tax-advantaged current income and capital gains. During the 12-month period, the Bond Strategy was the chief driver of the Fund’s outperformance versus the Index. Performance of the Option Overlay Strategy was nearly flat, and did not significantly contribute to or detract from results relative to the Index.

During the one-year period, the Bond Strategy was invested mainly in municipal bonds rated AAA and AA and maintained an overall portfolio duration between 3 and 4.5 years. Yield curve positioning was a primary contributor to the Bond Strategy’s outperformance versus the Index, as nearly half of the Strategy’s holdings were in bonds with maturities beyond five years, an area of the curve that rallied during the period. Another positive contributor was an allocation to taxable municipal bonds initiated in summer 2014, when management believed that tax-free municipals were overvalued. This allocation aided Fund performance versus the Index in the second half of the period, when taxable municipals outperformed tax-free issues. Relative performance was also aided by actively trading securities to take advantage of inefficiencies within the municipal market. In contrast, the Fund’s high credit quality positioning detracted from performance relative to the overall municipals market during a period when lower-quality issues outperformed.

The Fund’s Option Overlay Strategy employs a systematic, rules-based approach designed to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. As a result of this imbalance, the returns generated by the Fund’s Option Overlay Strategy are intended to be generally uncorrelated with those of the S&P 500 Index. This strategy tends to perform well in range bound, flat, and moderately up or down equity markets, but underperform in strongly directional markets, either up or down.

For equities, the 12-month period constituted a largely unidirectional market, frequently making new highs — albeit with several short-lived downdrafts, the most significant of which occurred in September and October. Overall, the strategy’s writing of S&P 500 Index put spread options was beneficial. For most of the year the sales of S&P 500 Index call spread options were also beneficial but the “whipsaw” experienced during a two month period (9/30/14 to 11/28/14) saw two very sharp movements in the S&P 500 Index, which negatively impacted the performance of the Option Overlay Strategy. The S&P 500 Index declined by 5.57% from 9/30/14 to 10/15/14 followed by a positive 11% gain from 10/15/14 to 11/28/14, which resulted in losses on the call spread writing strategy. As a result, performance of the Option Overlay Strategy was nearly flat for the 12-month period as a whole.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Performance2

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors, LLC; James H. Evans, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/29/2010	2.67%	—	3.48%
Fund at Market Price	—	–1.14	—	0.93
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	0.03%	0.09%	0.09%

% Premium/Discount to NAV[3]
				–10.63%

Distributions[4]
Total Distributions per share for the period				$1.400
Distribution Rate at NAV				9.86%
Distribution Rate at Market Price				11.03%

Fund Profile

Credit Quality (% of bond holdings)6

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year- end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

4

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Portfolio of Investments

Tax-Exempt Municipal Securities — 90.6%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.4%
Vermont Municipal Bond Bank, 4.00%, 12/1/17(1)	$2,515	$2,749,322
Vermont Municipal Bond Bank, 5.00%, 12/1/19	705	827,057

		$3,576,379

Education — 2.4%
Massachusetts Development Finance Agency, (Harvard University), 5.00%, 10/15/20	$2,000	$2,389,760
New York State Dormitory Authority, 5.00%, 7/1/21	1,000	1,192,790

		$3,582,550

Electric Utilities — 1.6%
North Carolina Municipal Power Agency No.1, (Catawba Electric), 5.00%, 1/1/20	$1,000	$1,161,450
Omaha, NE, Public Power District, 5.00%, 2/1/19(2)	1,000	1,149,080

		$2,310,530

Escrowed/Prerefunded — 4.0%
Frederick County, MD, Escrowed to Maturity, 4.00%, 2/1/15	$50	$50,162
Maryland, Prerefunded to 8/1/19, 5.00%, 8/1/20	5,000	5,852,050

		$5,902,212

General Obligations — 45.7%
Alexandria, VA, 4.00%, 7/1/16	$2,980	$3,142,827
Arkansas, 5.00%, 6/15/21	5,000	6,029,650
Beaufort County, SC, School District, 5.00%, 3/1/19	5,370	6,201,383
Bedford, MA, 4.00%, 8/15/16	1,380	1,458,688
Carrollton, TX, 3.00%, 8/15/15	100	101,756
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/17	2,010	2,219,985
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/22	3,050	3,609,431
Georgia, 5.00%, 7/1/17	600	664,698
Georgia, 5.00%, 7/1/19	3,070	3,578,822
Hopkinton, MA, 4.00%, 7/15/16	240	252,590
Liberty Hill, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/1/21	315	278,734
Maricopa County, AZ, Community College District, 3.00%, 7/1/18	1,605	1,714,285
Massachusetts, 5.50%, 10/1/15	400	416,112
New Hampshire, 5.00%, 3/1/19	1,000	1,156,440
New Hampshire, 5.00%, 12/1/23	3,300	4,105,035
New York, 5.00%, 4/15/15	500	507,090

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Pennsylvania Economic Development Financing Authority, (Unemployment Compensation Revenue), 5.00%, 7/1/18	$5,000	$5,689,000
Pennsylvania Economic Development Financing Authority, (Unemployment Compensation Revenue), 5.00%, 1/1/20	875	1,022,114
Richardson, TX, 5.00%, 2/15/18	2,890	3,253,504
Texas Public Finance Authority, 5.00%, 10/1/20	2,500	2,982,900
Utah, 5.00%, 7/1/19(1)	3,300	3,848,526
Wake County, NC, 5.00%, 3/1/21	2,000	2,406,320
Washington, 5.00%, 8/1/21	5,000	6,000,850
Washington Suburban Sanitary District, MD, (Montgomery and Prince George’s Counties), 5.00%, 6/1/20	2,500	2,970,150
Wisconsin, 5.00%, 5/1/20	2,255	2,657,450
Wisconsin, 5.00%, 5/1/21	1,000	1,196,150

		$67,464,490

Hospital — 5.1%
Allen County, OH, Hospital Facilities, (Catholic Health Partners), 5.00%, 9/1/20	$6,500	$7,560,280

		$7,560,280

Lease Revenue/Certificates of Participation — 4.3%
California Public Works Board, 5.00%, 9/1/20	$4,470	$5,281,618
Orange County, FL, School Board, 5.00%, 8/1/16	500	534,915
Orange County, FL, School Board, 5.00%, 8/1/19	500	575,545

		$6,392,078

Other Revenue — 2.9%
Michigan Finance Authority, (Unemployment Obligation Assessment), 3.00%, 1/1/15	$1,125	$1,125,000
Texas Public Finance Authority, (Unemployment Compensation), 4.00%, 1/1/18	3,000	3,156,030

		$4,281,030

Special Tax Revenue — 0.9%
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/19	$1,160	$1,339,127

		$1,339,127

Transportation — 16.4%
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/21	$1,350	$1,646,568
New York State Thruway Authority, 5.00%, 4/1/18(1)	20,000	22,589,600

		$24,236,168

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 4.9%
Honolulu City and County, HI, Wastewater System Revenue, 5.00%, 7/1/22	$2,985	$3,432,243
Massachusetts Water Pollution Abatement Trust, 4.00%, 8/1/17	1,860	2,018,416
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/21	1,415	1,693,953

		$7,144,612

Total Tax-Exempt Municipal Securities — 90.6% (identified cost $128,905,080)		$133,789,456

Taxable Municipal Securities — 10.0%

Security	Principal Amount (000’s omitted)	Value

Education — 5.3%
University of California, 3.154%, 5/15/21	$2,395	$2,517,432
University of North Carolina at Chapel Hill, 0.759%, 12/1/16	1,255	1,252,076
University of North Carolina at Chapel Hill, 1.317%, 12/1/17	950	952,489
University of North Carolina at Chapel Hill, 1.798%, 12/1/18	1,540	1,549,548
University of North Carolina at Chapel Hill, 2.098%, 12/1/19	1,135	1,146,010
University of North Carolina at Chapel Hill, 2.355%, 12/1/20	500	505,775

		$7,923,330

General Obligations — 3.7%
Los Angeles, CA, Community College District, 1.758%, 8/1/18(2)	$1,940	$1,939,049
Texas, 1.666%, 10/1/18	3,500	3,488,660

		$5,427,709

Transportation — 1.0%
Port Authority of New York & New Jersey, 1.40%, 12/1/18	$1,500	$1,468,560

		$1,468,560

Total Taxable Municipal Securities — 10.0% (identified cost $14,750,746)		$14,819,599

Call Options Purchased — 0.0%(3)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	119	$2,205	1/2/15	$298
S&P 500 Index	119	2,210	1/17/15	2,677
S&P 500 Index FLEX	120	2,200	1/5/15	—
S&P 500 Index FLEX	122	2,190	1/7/15	15

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	85	$2,174	1/9/15	$118
S&P 500 Index FLEX	124	2,150	1/12/15	3,030
S&P 500 Index FLEX	123	2,159	1/14/15	2,952
S&P 500 Index FLEX	119	2,220	1/20/15	868
S&P 500 Index FLEX	116	2,225	1/21/15	905
S&P 500 Index FLEX	115	2,236	1/23/15	987
S&P 500 Index FLEX	116	2,237	1/26/15	1,576
S&P 500 Index FLEX	117	2,230	1/28/15	6,870

Total Call Options Purchased (identified cost $65,691)				$20,296

Put Options Purchased — 0.2%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	119	$1,900	1/2/15	$1,488
S&P 500 Index	119	1,865	1/17/15	37,485
S&P 500 Index FLEX	120	1,870	1/5/15	183
S&P 500 Index FLEX	122	1,830	1/7/15	426
S&P 500 Index FLEX	85	1,789	1/9/15	371
S&P 500 Index FLEX	124	1,770	1/12/15	1,158
S&P 500 Index FLEX	123	1,766	1/14/15	1,884
S&P 500 Index FLEX	119	1,860	1/20/15	18,467
S&P 500 Index FLEX	116	1,890	1/21/15	29,920
S&P 500 Index FLEX	115	1,892	1/23/15	36,806
S&P 500 Index FLEX	116	1,887	1/26/15	44,515
S&P 500 Index FLEX	117	1,885	1/28/15	69,507

Total Put Options Purchased (identified cost $466,971)				$242,210

Short-Term Investments — 3.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	$5,541	$5,540,774

Total Short-Term Investments — 3.8% (identified cost $5,540,774)		$5,540,774

Total Investments — 104.6% (identified cost $149,729,262)		$154,412,335

Call Options Written — (0.7)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	119	$2,105	1/2/15	$(2,380)
S&P 500 Index	119	2,110	1/17/15	(47,005)

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Portfolio of Investments — continued

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	120	$2,100	1/5/15	$(11,631)
S&P 500 Index FLEX	122	2,090	1/7/15	(44,071)
S&P 500 Index FLEX	85	2,074	1/9/15	(92,230)
S&P 500 Index FLEX	124	2,055	1/12/15	(301,529)
S&P 500 Index FLEX	123	2,060	1/14/15	(280,227)
S&P 500 Index FLEX	119	2,120	1/20/15	(48,836)
S&P 500 Index FLEX	116	2,125	1/21/15	(42,087)
S&P 500 Index FLEX	115	2,136	1/23/15	(31,106)
S&P 500 Index FLEX	116	2,137	1/26/15	(37,852)
S&P 500 Index FLEX	117	2,130	1/28/15	(76,259)

Total Call Options Written — (0.7)% (premiums received $1,128,895)				$(1,015,213)

Put Options Written — (0.5)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	119	$2,000	1/2/15	$(9,520)
S&P 500 Index	119	1,965	1/17/15	(94,605)
S&P 500 Index FLEX	120	1,970	1/5/15	(5,639)
S&P 500 Index FLEX	122	1,930	1/7/15	(5,328)
S&P 500 Index FLEX	85	1,889	1/9/15	(2,616)
S&P 500 Index FLEX	124	1,865	1/12/15	(5,315)
S&P 500 Index FLEX	123	1,865	1/14/15	(8,189)
S&P 500 Index FLEX	119	1,960	1/20/15	(70,959)
S&P 500 Index FLEX	116	1,990	1/21/15	(107,249)
S&P 500 Index FLEX	115	1,992	1/23/15	(121,821)
S&P 500 Index FLEX	116	1,987	1/26/15	(133,793)
S&P 500 Index FLEX	117	1,985	1/28/15	(168,742)

Total Put Options Written — (0.5)% (premiums received $1,185,285)				$(733,776)

Other Assets, Less Liabilities — (3.4)%				$(5,028,625)

Net Assets — 100.0%				$147,634,721

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
PSF	–	Permanent School Fund

At December 31, 2014, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	18.4%
Others, representing less than 10% individually	82.2%

(1)	Security (or a portion thereof) has been pledged as collateral for written option contracts.

(2)	When-issued security.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $144,188,488)	$148,871,561
Affiliated investment, at value (identified cost, $5,540,774)	5,540,774
Interest receivable	1,796,803
Interest receivable from affiliated investment	530
Receivable for premiums on written options	183,358
Total assets	$156,393,026

Liabilities
Written options outstanding, at value (premiums received, $2,314,180)	$1,748,989
Payable for investments purchased	41,282
Payable for when-issued securities	3,089,510
Distributions payable	3,638,875
Payable to affiliates:
Investment adviser and administration fee	158,104
Trustees’ fees	1,915
Accrued expenses	79,630
Total liabilities	$8,758,305
Net Assets	$147,634,721

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$103,968
Additional paid-in capital	155,482,189
Accumulated net realized loss	(9,560,825)
Accumulated distributions in excess of net investment income	(3,638,875)
Net unrealized appreciation	5,248,264
Net Assets	$147,634,721

Common Shares Outstanding	10,396,786

Net Asset Value
Net assets ÷ common shares issued and outstanding	$14.20

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Interest	$3,174,030
Interest income allocated from affiliated investment	21,534
Expenses allocated from affiliated investment	(2,925)
Total investment income	$3,192,639

Expenses
Investment adviser and administration fee	$1,999,924
Trustees’ fees and expenses	7,554
Custodian fee	118,846
Transfer and dividend disbursing agent fees	18,177
Legal and accounting services	54,246
Printing and postage	35,090
Miscellaneous	38,203
Total expenses	$2,272,040
Deduct —
Reduction of custodian fee	$20
Total expense reductions	$20

Net expenses	$2,272,020

Net investment income	$920,619

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,921,269)
Investment transactions allocated from affiliated investment	224
Written options	3,385,144
Net realized loss	$(535,901)
Change in unrealized appreciation (depreciation) —
Investments	$804,260
Written options	1,771,046
Net change in unrealized appreciation (depreciation)	$2,575,306

Net realized and unrealized gain	$2,039,405

Net increase in net assets from operations	$2,960,024

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$920,619	$772,637
Net realized loss from investment transactions and written options	(535,901)	(8,291,118)
Net change in unrealized appreciation (depreciation) from investments and written options	2,575,306	(6,099,205)
Net increase (decrease) in net assets from operations	$2,960,024	$(13,617,686)
Distributions to common shareholders —
From net investment income	$(921,107)	$(778,492)
Tax return of capital	(13,753,393)	(17,180,695)
Total distributions to common shareholders	$(14,674,500)	$(17,959,187)
Capital share transactions —
Reinvestment of distributions	$—	$178,993
Cost of shares repurchased (see Note 5)	(2,321,821)	—
Net increase (decrease) in net assets from capital share transactions	$(2,321,821)	$178,993

Net decrease in net assets	$(14,036,297)	$(31,397,880)

Net Assets
At beginning of year	$161,671,018	$193,068,898
At end of year	$147,634,721	$161,671,018

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(3,638,875)	$(4,490,884)

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Financial Highlights

	Year Ended December 31,				Period Ended December 31, 2010(1)
	2014	2013	2012	2011
Net asset value — Beginning of period	$15.300	$18.290	$18.430	$17.890	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$0.088	$0.073	$0.038	$0.060	$0.016
Net realized and unrealized gain (loss)	0.184	(1.363)	1.522	2.180	(0.336)

Total income (loss) from operations	$0.272	$(1.290)	$1.560	$2.240	$(0.320)

Less Distributions
From net investment income	$(0.088)	$(0.074)	$(0.037)	$(0.060)	$(0.671)
From net realized gain	—	—	(1.525)	(0.898)	(0.179)
Tax return of capital	(1.312)	(1.626)	(0.138)	(0.742)	—

Total distributions	$(1.400)	$(1.700)	$(1.700)	$(1.700)	$(0.850)

Anti-dilutive effect of share repurchase program (see Note 5)(3)	$0.028	$—	$—	$—	$—

Offering costs charged to paid-in capital(3)	$—	$—	$—	$—	$(0.040)

Net asset value — End of period	$14.200	$15.300	$18.290	$18.430	$17.890

Market value — End of period	$12.690	$14.200	$17.670	$16.550	$16.730

Total Investment Return on Net Asset Value(4)	2.67%	(6.81)%	9.23%	13.69%	(1.86	)%(5)(6)(7)

Total Investment Return on Market Value(4)	(1.14)%	(10.47)%	17.45%	9.23%	(8.22	)%(5)(6)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$147,635	$161,671	$193,069	$194,508	$188,852
Ratios (as a percentage of average daily net assets):
Expenses(8)	1.42%	1.43%	1.42%	1.43%	1.44	%(9)
Net investment income	0.58%	0.44%	0.21%	0.33%	0.17	%(9)
Portfolio Turnover	52%	51%	14%	59%	11	%(5)

(1)	For the period from the start of business, June 29, 2010, to December 31, 2010.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)

Included in the calculation is a distribution that was declared prior to the end of the period and paid in January 2011, which was assumed to be reinvested at the price obtained on or after the payable date pursuant to the Fund’s dividend reinvestment plan.

(7)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide tax-advantaged current income and gains.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

12

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intents to make quarterly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Tax-exempt income	$847,748	$639,683
Ordinary income	$73,359	$138,809
Tax return of capital	$13,753,393	$17,180,695

13

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Notes to Financial Statements — continued

During the year ended December 31, 2014, accumulated net realized loss was increased by $670, accumulated distributions in excess of net investment income was decreased by $852,497 and paid-in capital was decreased by $851,827 due to differences between book and tax accounting, primarily for distributions, accretion of market discount and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(9,268,216)
Net unrealized appreciation	$4,955,655
Other temporary differences	$(3,638,875)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to options contracts, the timing of recognizing distributions to shareholders, investments in partnerships and accretion of market discount .

At December 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $9,268,216, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2014, $4,751,901 are short-term and $4,516,315 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$149,194,174

Gross unrealized appreciation	$4,979,394
Gross unrealized depreciation	(23,739)

Net unrealized appreciation	$4,955,655

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.25% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates on daily net assets over $1.5 billion, and is payable monthly. For the year ended December 31, 2014, the investment adviser and administration fee amounted to $1,999,924 or 1.25% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its advisory and administration fee for sub-advisory services provided to the Fund.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $78,400,149 and $85,871,158, respectively, for the year ended December 31, 2014.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the year ended December 31, 2014. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended December 31, 2013 were 10,234.

14

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Notes to Financial Statements — continued

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the year ended December 31, 2014, the Fund repurchased 170,000 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $2,321,821 and an average price per share of $13.66. The weighted average discount per share to NAV on these repurchases amounted to 11.06% for the year ended December 31, 2014. There were no repurchases of common shares by the Fund for the year ended December 31, 2013.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2014 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	3,602	$2,301,317
Options written	42,486	29,380,632
Options terminated in closing purchase transactions	(9,103)	(6,670,921)
Options expired	(34,195)	(22,696,848)

Outstanding, end of year	2,790	$2,314,180

At December 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting any potential loss. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Purchased options	$262,506	(1)	$—
Written options	—		(1,748,989	)(2)

Total	$262,506		$(1,748,989)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

15

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(5,049,747)	$345
Written options	3,385,144	1,771,046

(1)	Statement of Operations location: Net realized gain (loss)—Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation)—Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was 3,296 contracts.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$133,789,456	$—	$133,789,456
Taxable Municipal Securities	—	14,819,599	—	14,819,599
Call Options Purchased	2,975	17,321	—	20,296
Put Options Purchased	38,973	203,237	—	242,210
Short-Term Investments	—	5,540,774	—	5,540,774

Total Investments	$41,948	$154,370,387	$—	$154,412,335

Liability Description

Call Options Written	$(49,385)	$(965,828)	$—	$(1,015,213)
Put Options Written	(104,125)	(629,651)	—	(733,776)

Total	$(153,510)	$(1,595,479)	$—	$(1,748,989)

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

16

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

17

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Fund designates $847,748 of dividends from net investment income as an exempt-interest dividend.

18

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

19

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2014, Fund records indicate that there are 2 registered shareholders and approximately 4,842 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXD.

20

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Class II Trustee	Until 2015. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Class III Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

21

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Class II Trustee	Until 2015. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2015. Trustee since 2003.

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2016. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Class II Trustee	Until 2015. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2016. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

22

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

24

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

518 Riverside Avenue

Westport, CT 06880

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

4583    12.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2013 and December 31, 2014 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$44,960	$45,410
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,690	$9,250
All Other Fees(3)	$0	$0

Total	$53,650	$54,660

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2013 and December 31, 2014; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/13	12/31/14
Registrant	$8,690	$9,250
Eaton Vance(1)	$409,385	$99,750

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost, Ronald A. Pearlman and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund. EVM has engaged its indirect controlled affiliate, Parametric Risk Advisors LLC (“PRA”), as a sub-adviser to the Fund.

James H. Evans is the portfolio manager responsible for managing the Fund’s overall investment program, structuring and managing the Fund’s Bond Strategy, providing research support to the sub-adviser and supervising the performance of the sub-adviser. He has been an EVM portfolio manager since 2009, is a Vice President of EVM and is Director of Tax Advantaged Bond Strategies at EVM.

Kenneth Everding and Jonathan Orseck are the PRA portfolio managers responsible for developing, monitoring and implementing the Fund’s Option Overlay Strategy. Mr. Everding is a Vice President and Managing Director-Research of PRA. Mr. Orseck is a Vice President and Managing Director-Operations of PRA.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying Performance Fee
James H. Evans
Registered Investment Companies	4	$1,126.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Kenneth Everding
Registered Investment Companies	6	$753.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	233	$3,021.3	1	$100.0
Jonathan Orseck
Registered Investment Companies	6	$753.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	233	$3,021.3	1	$100.0

(1)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
James H. Evans	None
Kenneth Everding	None
Jonathan Orseck	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for PRA

Compensation Structure for PRA. Compensation of PRA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) possibly annual stock-based compensation consisting of options to purchase shares of EVC nonvoting common stock, restricted shares of EVC nonvoting common stock and, for certain individuals, grants of profit participation interests in PRA’s parent company Parametric Portfolio Associates, LLC. PRA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to PRA employees. Compensation of PRA investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after fiscal year-end.

Method used to Determine Compensation. PRA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PRA, Parametric Portfolio Associates LLC, its parent company and EVC, Parametric Portfolio Associates LLC’s parent company. Cash bonuses overall are determined based on a target percentage of PRA profits. While the salaries of PRA portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year-to-year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
November 2013	—	—	—	1,056,678
December 2013	—	—	—	1,056,678
January 2014	—	—	—	1,056,678
February 2014	—	—	—	1,056,678
March 2014	—	—	—	1,056,678
April 2014	—	—	—	1,056,678
May 2014	—	—	—	1,056,678
June 2014	—	—	—	1,056,678
July 2014	—	—	—	1,056,678
August 2014	170,000	$13.66	170,000	886,678
September 2014	—	—	—	886,678
October 2014	—	—	—	886,678
November 2014	—	—	—	886,678
December 2014	—	—	—	886,678
Total	170,000	$13.66	170,000

*On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 12, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 12, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 12, 2015